SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2008

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

840 West Long Lake Road, Suite 601 Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (248) 519-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

Attached as Exhibit 99 to this report is financial and other information regarding the Company and its business as of and for its fiscal year ended December 31, 2007. This information is in substantially the form the Company expects to include in its Form 10-K for its fiscal year ended December 31, 2007, except that the financial information is unaudited.

Item 8.01. Other Events.

On March 10, 2008, Noble International, Ltd. (the “Company”) filed a Form 12b-25 to report the late filing of its Annual Report on Form 10-K for its fiscal year ended December 31, 2007 (the “Form 10-K”) due to complications in finalizing its preliminary purchase price allocation for the Company’s acquisition of the tailored laser-welded blank business (“TBA”) of ArcelorMittal on August 31, 2007, as well as determining the impact of a previously disclosed financing commitment letter entered into with ArcelorMittal on February 29, 2008.

Since that filing, the Company has finalized its preliminary purchase price allocation for TBA and closed the convertible debt financing provided by ArcelorMittal. Nevertheless, the Company is still unable to file the Form 10-K due to disclosure issues that have arisen in the last few business days with respect to the Company’s equity investment in S.E.T. Enterprises, Inc., a privately-owned metal processing services business (“SET”), in which the Company owns 4% of the outstanding common stock and a preferred stock investment. The carrying value of each investment is zero at December 31, 2007.

The Company is in the process of determining whether, based on a change in the method of accounting for the Company’s investment in SET made in 2006, the Company may be required under Rule 3-09 of Regulation S-X to include in the Form 10-K audited 2005 financial statements for SET. The carrying value of the Company’s investment in SET common stock and preferred stock was zero at December 31, 2005. The Company is reviewing this issue with its auditors and may discuss it with the staff of the Securities and Exchange Commission in an effort to resolve it as quickly as possible.

If it is ultimately determined that the audited financial statements for SET are required to be included in the Form 10-K, the Company will need to seek permission from SET and its auditors to include the SET financial statements, and may ultimately be required to re-audit SET’s financials in the event such approval is not granted.

The Company intends to resolve these issues and file the Form 10-K as soon as practicable.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibit is being furnished herewith:

99	Financial and Business Report for the fiscal year ended December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation
(registrant)

April 3, 2008	By:	/s/ David J. Fallon
David J. Fallon
Chief Financial Officer

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